UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 8, 2015

UPLIFT NUTRITION, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52890	20-4669109
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

MCB NETWORK, CORP.

1201 West 5th Street M-160

Los Angeles, California 90017

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (352)-595-2970

2681 East Parleys Way, Suite 204

Salt Lake City, Utah 84108

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Item 1.01 Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On June 8, 2015, pursuant to a Stock Purchase Agreement dated as of June 4, 2015 (the “SPA”) by and among, among others, Edward F. Cowle, H. Deworth Williams (“HD Williams”) and Geoff Williams (each a “Seller,” and, collectively, the “Sellers”), and MCB Network, Corp., a Texas corporation (“MCB”), the Sellers sold (the “Share Block Acquisition”) to MCB, 9,476,150 shares (the “Shares”) of restricted common stock, par value $0.001 per share (the “Common Stock”) of Uplift Nutrition, Inc., a Nevada Corporation (the “Company” or the “Registrant”), owned by the Sellers for an aggregate purchase price of $135,508.66. H.D. Williams is a stockholder, affiliate and control person of the Registrant and Geoff Williams is a stockholder, executive officer, director, control person and affiliate of the Registrant.

Cowle Note Purchase and Conversion Agreement

On June 8, 2015, pursuant to a Note Purchase and Conversion Agreement dated as of June 4, 2015 (the “Cowle NPA”), by and among, among others, Mr. Cowle and five (5) purchasers (each a “Cowle Note Purchaser,” and collectively the “Cowle Note Purchasers’”), each Cowle Note Purchaser purchased (the “Cowle Note Acquisition”), a portion of the $67,026,66 outstanding amount of the convertible promissory note of the Registrant owned by Mr. Cowle the (“Cowle Note”). Simultaneously with the closing of the Share Block Acquisition, the Williams Note Acquisition (as defined below), and the Cowle Note Acquisition (collectively the “Transaction”), each portion of the Cowle Note purchased by a Cowle Note Purchaser automatically converted, pursuant to the terms of the Cowle NPA, into restricted shares of common stock, which in the aggregate resulted in the issuance to the Cowle Note Purchasers of 23,000,000 restricted shares of common stock of the Registrant and, thereafter, the Cowle Note was cancelled.

H.D. Williams Note Purchase and Conversion Agreement

On June 8, 2015, pursuant to a Note Purchase and Conversion Agreement dated as of June 4, 2015 by and among, among others, HD Williams and the eleven (11) purchasers (each an “HD William Note Purchaser,” and collectively, the “Williams Note Purchasers,” and together with MCB, as the purchaser of the 9,476,150 Shares pursuant to the SPA, and the Cowle Note Purchasers, collectively, the “Purchasers”), named therein (the “Williams NPA,” and together with the Cowle NPA and the SPA, collectively, the “Transaction Agreements”), each Williams Note Purchaser purchased a portion of the $51,061 outstanding amount of the convertible promissory note of the Registrant owned by HD Williams (the “Williams Note”), for an aggregate purchase price of $51,061 (the “Williams Note Acquisitions”). Simultaneously with the closing of the Transaction, each portion of the Williams Note purchased by a Williams Note Purchaser automatically converted, pursuant to the terms of the Williams SPA, into restricted shares of the Registrant’s common stock, which in the aggregate resulted in the issuance to the Williams Note Purchasers of 10,000,000 shares of restricted common stock and, thereafter, the Williams Note was cancelled.

Immediately prior to the closing of the Transaction, the Registrant had issued and outstanding 13,892,597 shares of common stock; and immediately following the closing of the Transaction the Registrant had issued and outstanding 46,892,597 shares of common stock, which increase resulted from the issuance of an aggregate of 33,000,000 restricted shares issued by the Registrant to the Cowle Note Purchasers and the Williams Note Purchasers upon the automatic conversion of the Cowle Note and the Williams Note on the closing date of the Transaction pursuant to the Cowle NPA and the Williams NPA, respectively.

As a condition to the closing of the Transaction, each Purchaser (including MCB) executed in favor of Sharon Will, who may be deemed a control person of MCB and the Registrant, an Irrevocable Proxy and Lock-Up Agreement (each an “Irrevocable Proxy,” and, collectively, the “Irrevocable Proxies”), pursuant to which each Purchaser (i) provided Ms. Will the right to vote, and (ii) agreed not to sell, transfer and/or otherwise dispose of, any of such Purchaser’s shares of common stock until the date three (3) business days following the date the Registrant files with the SEC a Current Report on Form 8-K with Form 10 type information disclosing an acquisition by the Registrant of a business (an “Acquisition 8-K”).

In connection with and as a condition to the closing of the Transaction, each of H.D. Williams, Mr. Cowle, Geoff Williams, Rachel Winn, a director of the Registrant, and certain other persons provided a General Release in favor of, depending on the person giving the release, among other persons, the Registrant, MCB, the Purchasers and all of their respective officers, directors, affiliates and successors.

Pursuant to the terms of the Transaction Agreements, on the date ten (10) days after the mailing to the Registrant’s shareholders (the “Schedule 14 Information Statement Effective Date”) of a Schedule 14F-1 Information Statement (the “Schedule 14 Information Statement”), pursuant to Section 14F and Rule 14f-1 thereunder of the Securities Exchange Act of 1934, as amended (the “1934 Act”), (i) the previously provided resignations of the two (2) current officers and directors of the Registrant (Geoff Williams and Ms. Winn) as officers and directors of the Registrant, and (ii) the prior “subject to” appointments by the Registrant’s Board of Directors of Ms. Will and Fred Richman, as the sole directors of the Registrant, will become effective automatically resulting in Ms. Will and Mr. Richman becoming the sole directors of the Registrant and Ms. Will and Mr. Richman have indicated that on the Schedule 14 Information Statement Effective Date it is their intention, as the newly constituted Board of Directors, of the Registrant, to appoint Ms. Will as the president, secretary and treasurer of the Registrant. In addition, the reconstituted Board may thereafter also appoint other directors and executive officers to the Registrant.

(2)

Proposed Reverse Stock Split

Pursuant to the SPA, following the Schedule 14 Information Statement Effective Date, it is intended that the newly constituted Board of Directors of the Registrant will authorize and approve, among other items so determined by the Board, a 10 for 1 reverse split of the issued and outstanding common stock of the Registrant.

Registration Rights

Pursuant to the Cowle Agreement, each of the Cowle Note Purchasers received registration rights requiring the Registrant to use its commercially reasonable efforts to (i) file a registration statement with the SEC covering the resale of each such Cowle Note Purchaser’s portion of the 23,000,000 restricted shares of common stock previously issued to the Cowle Note Purchasers upon the automatic conversion of the Cowle Note, no later than sixty (60) days following the date the Registrant files with the SEC an Acquisition 8-K (the “Filing Date”), and (ii) thereafter, have such registration statement declared effective by the SEC as soon as possible. In addition, each Cowle Note Purchaser received certain piggy-back registration rights with respect to each such person’s portion of the 23,000,000 shares, subject in all instances to certain cut-backs.

Payments to Third Party

Pursuant to the SPA, the Sellers, at the closing of the Transaction (i) paid $30,000, and (ii) sold $1,403.66 of the Cowle Note which converted into 1,300,000 restricted shares of common stock, to a third party retained by the Sellers in connection with the Transaction.

The foregoing descriptions of the Transaction, the SPA, the Cowle NPA and the Williams NPA and the transactions described therein, are qualified in their entirety by reference to the SPA, the Cowle NPA and the Williams NPA, respectively, each of which is attached as an Exhibit to this Report.

Continuation of the Registration of Current Business; MCB Networks, Inc.

While MCB and/or its shareholders may in the future enter into an agreement with the Registrant pursuant to which MCB and/or its business would be acquired by the Registrant, no assurances can be give when, if ever, any such transaction would occur or the terms of any such transaction. The Registrant is continuing the Registrant’s current business of marketing and selling the products Grey to Great and Mitigator® on-line through its website, www.upliftnutritioninc.com.    Gray-to-Great is a product which reduces or eliminates gray hair.  Mitigator® is a topical anti-sting, anti-itch and anti-bite product.  Reference is made to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014 for a more detailed description of these products.  All previous registered trademarks and trade names relative to the Registrant’s various energy drinks and its energy spray, none of which are currently being actively marketed, are owned by the Registrant including, but not limited to, the Registrant’s ownership of various websites and website domains, some of which are no longer active.

MiCasa Network, based in Los Angeles, California, is the over-the-air broadcasting arm of MCB that provides entertainment programming for the growing US Hispanic and Hispanic Millennial community. MiCasa Network currently broadcasts to 45 demographic market areas. In addition, MCB currently provides a variety of original and licensed programming across nine internet protocol television channels.

Item 3.02      Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The sales and/or issuances of all of the Registrant’s securities whether by the Registrant and/or the Sellers pursuant to the Transaction Agreements and as disclosed elsewhere in this Report were sold and/or issued pursuant to exemptions from the registration requirements of the 1933 Act.

Item 5.01        Changes in Control of Registrant.

Reference is made to the disclosure set forth under Items 1.01 and 5.02 of this Report, which disclosure is incorporated herein.

As a result of the (i) issuance of the 33,000,000 shares of restricted common stock to the Cowle Note Purchasers (23,000,000 restricted shares) and the Williams Note Purchasers (10,000,000 restricted shares), (ii) the execution by all of the Purchasers, including MCB, of an Irrevocable Proxy in favor of Ms. Will and (iii) the sale of the 9,476,150 shares from the 3 Sellers to MCB pursuant to the SPA, voting control of the Registrant shifted from the Sellers to MCB and Ms. Will.

(3)

Security Ownership of Management and Certain Other Beneficial Owners of the Registrant’s Common Stock

(a)	Prior to the Closing of the Transaction

Immediately prior to the closing of the Transaction, the Registrant had 13,892,597 shares of common stock issued and outstanding; and immediately following the closing of the Transaction, the Registrant had 46,892,597 shares of common stock issued and outstanding, which 33,000,000 shares increase resulted from the issuance of the 33,000,000 shares of the Registrant’s restricted common stock to the Cowle Note Purchasers and the Williams Note Purchasers as a result of the automatic conversion of the Cowle Note (into 23,000,000 restricted shares) pursuant to the Cowle NPA and the Williams Note (into 10,000,000 restricted shares) pursuant to the Williams NPA.

The following table and footnotes thereto sets forth the number of shares of common stock beneficially owned immediately prior to the closing of the Transaction by (i) each director and named executive officer of the Registrant, (ii) each person known by the Registrant to be the beneficial owner of more than 5% of its issued and outstanding shares of common stock, and (iii) all named executive officers and directors of the Registrant as a group. In calculating any percentage in the following table of common stock beneficially owned by one or more persons named therein, the following table assumes 13,892,597 shares of common stock issued and outstanding immediately prior to the closing of the Transaction. Except for the granting by each Purchaser pursuant to the Transaction Documents of an Irrevocable Proxy in favor of Ms. Will as described elsewhere in this Report and/or unless further otherwise indicated in the following table or footnotes thereto, the persons and entities named in the following table have sole voting and sole investment power with respect to the shares set forth opposite the person’s name, subject to community property laws, where applicable. The address of each stockholder listed in the following table is: c/o Uplift Nutrition, Inc., 2681 East Parleys Way, Suite 204, Salt Lake City, Utah 84108.

Name	Title	Number of Shares of Common Stock Beneficially Owned Immediately Prior to the Closing of the Transaction	Percentage of Common Stock Beneficially owned Immediately Prior to the Closing of the Transaction [1], [2]
DIRECTORS AND EXECUTIVES OFFICERS
Geoff Williams	Chief Executive Officer, Chief Financial Officer, President, Secretary/Treasurer and Director	441,600 [2]	3.1%
Rachel Winn	Director	-0-	-0-
ALL OFFICERS AND DIRECTORS AS A GROUP (2 persons)	___	441,600 [2]	3.1%
5% OR GREATER STOCKHOLDERS
H. DeWorth Williams		10,401,550 [2]	74.87%

[1] Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Report.

[2] Excludes all shares issuable upon conversion of the Williams Note and the Cowle Note as no conversion terms had previously been agreed upon between the Registrant and H.D. Williams; and the Registrant and Mr. Cowle, as required pursuant to the Williams Note and the Cowle Note prior to any conversions.

(4)

(b)	Following the Closing of the Transaction

The following table and footnotes thereto sets forth a information regarding the number of shares of common stock of the Registrant beneficially owned by (i) each director and named executive officer of the Registrant, (ii) each person known by the Registrant to be the beneficial owner of 5% or more of its issued and outstanding shares of common stock, and (iii) all named executive officers and directors of the Registrant as a group. In calculating any percentage in the following table of common stock beneficially owned by one or more persons named therein, the following table assumes 46,892,597 shares of common stock issued and outstanding immediately following the closing of the Transaction. Except for the Irrevocable Proxies granted by each Purchaser to Ms. Will with regard to the voting right of all 44,476,150 shares issued and/or sold to the Purchasers in the Transaction pursuant to the Transaction Agreements and/or as otherwise further set forth elsewhere in this Report and/or unless otherwise further indicated in the following table and/or the footnotes thereto, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless as otherwise indicated in the following table and/or the footnotes thereto, the address of each person and/or entity named in the following table is: c/o MCB Networks, Corp., 1201 West 5th Street (M-160), Los Angeles, California 90017.

Name	Title	Number of Shares of Common Stock Beneficially Owned Immediately Following the Closing of the Transaction	Percentage of Common Stock Beneficially Owned Immediately Following the Closing of the Transaction[3]
TO BE APPOINTED DIRECTORS AND NAMED EXECUTIVE OFFICERS
Sharon D. Will[4]	Director, President, Treasurer and Secretary	42,476,150	90.58%
Fred Richman[5]	Director	2,000,000	4.26%
ALL CURRENT EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (2 persons)	___	42,476,150	90.58%
5% OR GREATER STOCKHOLDERS
MCB Network, Corp.[6]	___	42,476,150	90.58%
Leon Frenkel[7]	___	5,000,000	10.66%
Sean C. Martin[8]	___	13,800,000	28.15%
Michael Freedman [9]	___	4,100,000	8.74%

[3] Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Report.

[4] Consists of (i) 9,476,150 Shares purchased by MCB from the Sellers pursuant to the SPA, and (ii) 33,000,000 shares in the aggregate issued to the Cowle Note Purchasers and the Williams Note Purchasers upon the automatic conversion of the Cowle Note and Williams Note pursuant to the Cowle NPA and the Williams NPA on the closing of the Transaction, of which all Purchasers of such 42,476,150 shares granted to Ms. Will an Irrevocable Proxy to vote such shares. Ms. Will disclaims beneficial ownership of all such 42,476,150 shares. Ms. Will may be deemed a control person of MCB; and of the Registrant. On the Schedule 14 Information Statement Effective Date, Ms. Will shall become a director and the president, secretary and treasurer of the Registrant.

[5] Consists of 2,000,000 shares of common stock issued to Mr. Richman upon the automatic conversion of Mr. Richman’s $10,600 portion of the Williams Note pursuant to the Williams NPA upon the closing of the Transaction. Mr. Richman granted to Ms. Will an Irrevocable Proxy. Upon the Schedule 14 Information Statement Effective Date, Mr. Richman will automatically become a Director of the Registrant, and as a result, at such time may be deemed a control person of the Registrant.

[6] Consists of (i) the 9,476,150 Shares purchased by MCB from the Sellers pursuant to the SPA, and (ii) the 33,000,000 shares issued to the Cowle Note Purchasers and the Williams Note Purchasers upon the automatic conversion of the Cowle Note and Williams Note upon the closing of the Transaction pursuant to the Cowle NPA and the Williams NPA. All Purchasers (including MCB), granted to Ms. Will an Irrevocable Proxy on all such 42,476,150 shares. Ms. Will may be deemed a control person of the Registrant and MCB. Other than the 9,476,150 shares, MCB disclaims beneficial ownership of any other securities of the Registrant.

[7] The Registrant issued such 5,000,000 shares to Mr. Frenkel upon the automatic conversion of Mr. Frenkel’s $15,000 portion of the Cowle Note on the closing of the Transaction pursuant to the Cowle NPA. Pursuant to an Irrevocable Proxy, Mr. Frenkel granted Ms. Will voting rights to all such 5,000,000 shares. Mr. Frenkel also purchased and owns 250,000 shares of common stock and common stock purchase warrants to purchase 125,000 shares of common stock of MCB. The address of such person is 1600 Flat Rock Road, Penn Valley, PA 19072.

[8] The Registrant issued such 13,800,000 shares to Mr. Martin upon the automatic conversion of Mr. Martin’s $41,400 portion of the Cowle Note on the closing date of the Transaction pursuant to the Cowle NPA. Mr. Martin is licensed by FINRA as a Series 7 general securities representative and a Series 24 general securities principal and is currently employed by Cova Capital Partners LLC (“CCP”), a FINRA member broker/dealer as a Series 7 general securities representative. CCP is the broker/dealer for MCB’s private placement pursuant to which MCB raised, among other additional funds, the funds used by MCB to purchase the 9,476,150 Shares from the 3 Sellers pursuant to the SPA and paid to Cova through the date hereof, $41,500 in commissions and issued to it warrants to purchase 33,200 shares of MCB common stock in connection with such MCB private placement. The address of such person is 61 Larbert Road, South Port, Connecticut 06890.

[9] The Registrant issued such 4,100,000 restricted shares to Mr. Freedman upon the automatic conversion of Mr. Freedman’s (i) $5,623 portion of the Cowle Note (1,700,000 shares), and (ii) $11,311 portion of the Williams Note (2,400,000 shares) upon the closing of the Transaction pursuant to the Cowle NPA and the Williams NPA, respectively. Pursuant to Irrevocable Proxies, Mr. Freedman granted Ms. Will voting rights to all such 4,100,000 shares. The address of such person is 394 White Birch Lane, Jericho, New York 11753.

While voting control of the Company changed on the closing of the Transaction by virtue of (i) the sale to MCB by the Sellers of the 9,476,150 Shares pursuant to the SPA, (ii) the issuance of the 33,000,000 shares pursuant to the Transaction to the Cowle Note Purchasers and the Williams Note Purchasers, and (iii) the granting by each Purchaser of an Irrevocable Proxy in favor of Ms. Will with respect to the 42,476,150 shares received by the Purchasers in the Transaction, there will not be any change in the officers and/or Board of Directors until the Schedule 14F Information Statement Effective Date. Accordingly, until the Schedule 14F Information Statement Effective Date, Geoff Williams will continue as the President, CEO, CFO, Secretary/Treasurer and a Director and Ms. Winn will continue as a Director of the Registrant; and following such date such persons automatically will be deemed to have resigned all such positions with the Registrant and Ms. Will will become the president, secretary, treasurer and a Director and Mr. Richman will become a Director of the Registrant. Below is certain biographical information regarding Ms. Will and Mr. Richman.

Sharon D. Will, 57, for over 20 years has been a private investor; and since co-founding MCB in approximately March 2013, she has been working full-time in various executive capacities with MCB, Based upon a representation letter from such person, such person is not a “Bad Actor,” under Rule 506(d) of Regulation D of the 1933 Act.

Fred Richman, 69, since approximately 2011 has been a private investor; and prior to such time and from 1986, Mr. Richman started and built a dress and sport shirt company for men and boys named Assante Fashions (“Assante”). Assante manufactured shirts in Bulgaria, Cyprus and China, with fabrics from Italy, Switzerland, and Austria, warehoused the shirts in Brooklyn, New York and sold them throughout the United States, under the label “Phatt Farm”, which it licensed from a third party. In approximately 2011, Mr. Richman sold Assante. Based upon a representation letter from such person, such person is not considered a “Bad Actor,” under Rule 506(d) of Regulation D of the 1933 Act.

The funds used by MCB to acquire the 9,476,150 Shares from the Sellers pursuant to the SPA were acquired by MCB through a private placement of its securities pursuant to exemptions from the registration requirements of the 1933 Act including Section 4(2) and/or Regulation D of the 1933 Act.

(5)

ITEM 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure set forth under Items 1.01 and 5.01 of this Report, which disclosure is incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description
4.1	Form of Irrevocable Proxy and Lock-Up Agreement executed by each Purchaser.

10.1	Form of Stock Purchase Agreement dated as of June 4, 2015 by and between, among others, the Sellers and MCB Networks, Corp., as Purchaser of the 9,476,150 Shares from the Sellers.

10.2	Form of the Convertible Note Purchase and Conversion Agreement, dated as of June 4, 2015, by and among, among others, Edward Cowle, and the Cowle Note Purchasers named therein.

10.3	The Convertible Note Purchase and Conversion Agreement, dated as of June 4, 2015, by and among, among others, H.D. Williams and the Williams Note Purchasers named therein.

(6)

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 12, 2015	UPLIFT NUTRITION, INC. By:/s/ Geoff Williams Name: Geoff Williams Title: Chief Executive Officer